To Whom It May Concern:

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Loan Funding Structure LLC as diligence agent to provide title search reports for a population of 385 mortgage loans. Solidifi, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information

●	Transfer/Conveyance Information

●	Mortgage Information

●	Judgment/Lien Information

●	Additional Recorded Document Information

●	Bankruptcy Information

●	Legal Description

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 385 mortgage loans were all residential single and/or multi-family homes.

Solidifi completed a review of the 385 title search reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 385 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of 24 loans, of which:

a.	2 mortgage loans for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those loans, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $519,500.00. For these same loans, Solidifi reviewed the origination title policies and affirms that none took exception to the prior mortgage and/or non-mortgage liens.

b.	20 mortgage loans for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those loans, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $3,690,358.54. Title insurance policies on these loans were not reviewed.

c.	1 mortgage loan was not found to be of record or have been released.

d.	1 loan which was associated with co-ops, therefore are not considered a secured interest.

3.	As set forth in the title search reports:

a.	1 mortgage loan for which potentially superior post-origination HOA liens were found of record. The total amount of such potentially superior, post-origination HOA lien is $4,355.64.

b.	3 mortgage loans for which potentially superior post-origination municipal liens were found of record. The total amount of such potentially superior, post-origination municipal liens is $17,451.22.

Thank You,

Solidifi Title & Closing, LLC

Solidifi | 88 Silva Lane | Middletown | Rhode Island | 02842 | P: 1.800.554.6327 | F: 1.401.537.9119 | www.solidifi.com